Exhibit 3.1

CF-319983

Certificate Of Incorporation

I, FLOSSIEBELL M. MARAGH Assistant Registrar of Companies of the Cayman Islands DO HEREBY CERTIFY, pursuant to the Companies Law CAP. 22, that all requirements of the said Law in respect of registration were complied with by

Point Cattle International Limited

an Exempted Company incorporated in the Cayman Islands with Limited Liability with effect from the 17th day of February Two Thousand Seventeen

Given under my hand and Seal at George Town in the Island of Grand Cayman this 17th day of February Two Thousand Seventeen

Assistant Registrar of Companies, Cayman Islands.	WE CERTIFY THAT THIS IS A TRUE COPY OF THE DOCUMENT OF WHICH IS PURPORTS TO BE A COPY DATED 4 Jan 2021

For and on behalf of
OFFSHORE BUSINESS CONSULTING & SERVICES LIMITED

Authorized Signature(s)
Authorisation Code: 434344649828
www.verify.gov.ky 24 February 2017

CF-319983

Certificate of Incorporation on Change of Name

I DO HEREBY CERTIFY that

Point Cattle International Limited

having by Special resolution dated 18th day of May Two Thousand Seventeen changed its name, is now incorporated under name of

Golden Bull Limited

Given under my hand and Seal at George Town in the Island of Grand Cayman this 25th day of May Two Thousand Seventeen

An Authorised Officer, Registry of Companies, Cayman Islands.	WE CERTIFY THAT THIS IS A TRUE COPY OF THE DOCUMENT OF WHICH IS PURPORTS TO BE A COPY DATED 4 Jan 2021

For and on behalf of
OFFSHORE BUSINESS CONSULTING & SERVICES LIMITED

Authorized Signature(s)

Authorisation Code: 864766922305 www.verify.gov.ky 31 May 2017

CF-319983

Certificate of Incorporation on Change of Name

I DO HEREBY CERTIFY that

Golden Bull Limited

having by Special resolution dated 4th day of september Two Thousand Twenty changed its name, is now incorporated under name of

Bit Digital, Inc.

Given under my hand and Seal at George Town in the Island of Grand Cayman this 9th day of September Two Thousand Twenty

An Authorised Officer, Registry of Companies, Cayman Islands.	WE CERTIFY THAT THIS IS A TRUE COPY OF THE DOCUMENT OF WHICH IS PURPORTS TO BE A COPY DATED 4 Jan 2021
For and on behalf of
OFFSHORE BUSINESS CONSULTING & SERVICES LIMITED

Authorized Signature(s)
Authorisation Code: 394930615627 www.verify.gov.ky 10 September 2020